UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (267) 824-2827

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Amendment to Amended 2015 Stock Plan

On June 25, 2024, the stockholders of Madrigal Pharmaceuticals, Inc. (the “Company”) approved an amendment and restatement of the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan (as amended and restated, the “Amended Plan”) to, among other things, (1) increase the total number of shares of common stock available for issuance by 750,000 shares, subject to appropriate adjustment in the event of any stock dividend, stock split or other similar event affecting our common stock in accordance with the terms of the Amended Plan, (2) extend the duration of the Amended Plan by 10 years (through April 23, 2035), (3) incorporate applicability of the Company’s clawback policies, which provide the Company the ability to seek recovery of all incentive awards, including time-based equity incentive awards; and (4) add a one-year minimum vesting requirement for all awards granted after the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

The material terms and conditions of the Amended Plan have been previously described under Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A (beginning on page 57) filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024 (the “Proxy Statement”). The description of the Amended Plan in the Proxy Statement is incorporated by reference into Item 5.02 of this Current Report on Form 8-K. The summary is qualified in its entirety by the full text of the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) 2024 Annual Meeting of Stockholders

The Company held the Annual Meeting on a virtual basis at 9:00 a.m., Eastern time, on Tuesday, June 25, 2024. As of April 26, 2024, the record date for the Annual Meeting, the Company had 21,284,598 shares of its common stock outstanding and entitled to vote, of which 18,565,975 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum, at the Annual Meeting.

(b) Annual Meeting Voting Results

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting. These matters are described in more detail in the Proxy Statement filed with the SEC on April 29, 2024.

Proposal No. 1: The Company’s stockholders elected each of the three Class II nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class II Nominee	Votes For	Votes Withheld	Broker Non-votes
Bill Sibold	16,222,905	154,896	2,188,174
Rebecca Taub, M.D.	16,045,750	332,051	2,188,174
Fred B. Craves, Ph.D.	14,311,451	2,066,303	2,188,221

Proposal No. 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
18,444,828	110,517	10,630	—

Proposal No. 3: The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,585,020	781,212	11,522	2,188,221

Proposal No. 4: The Company’s stockholders approved an amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan to increase the total number of shares of common stock available for issuance by 750,000 and extend its duration by 10 years until April 23, 2035, as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,941,045	428,537	8,219	2,188,174

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

10.1	Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan, as amended and restated as of June 25, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL file)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

Date: June 27, 2024	By:	/s/ Mardi C. Dier
Mardi C. Dier
Senior Vice President and Chief Financial Officer